SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement            [ ] Confidential, For Use of the
                                                Commission Only (as permitted
[ ]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             RURAL/METRO CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5)  Total fee paid:
________________________________________________________________________________

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
________________________________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________________
(3)  Filing Party:
________________________________________________________________________________
(4)  Date Filed:
________________________________________________________________________________

PRELIMINARY PROXY MATERIAL

                             RURAL/METRO CORPORATION
                           8401 E. INDIAN SCHOOL ROAD
                            SCOTTSDALE, ARIZONA 85251

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MARCH 3, 2003

To Our Stockholders:

     The Annual Meeting of Stockholders of RURAL/METRO CORPORATION, a Delaware corporation ("we" or the "Company"), will be held at the Company's corporate headquarters at 8401 East Indian School Road, Scottsdale, Arizona, on Monday, March 3, 2003, at 3:00 p.m., Phoenix, Arizona time, for the following purposes:

     1. To elect two (2) directors to serve for three-year terms or until their successors are elected;

     2. To consider and act upon a proposal to amend our certificate of incorporation to increase the authorized number of shares of our common stock from 23,000,000 to 29,000,000;

     3. To consider and act upon a proposal to amend our Employee Stock Purchase Plan to increase the number of shares of our common stock that may be purchased pursuant to the plan from 2,150,000 shares to 3,950,000 shares; and

     4. To transact such other business as may properly come before the meeting or adjournment(s) thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on January 14, 2003 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose, or vote electronically through the Internet or by telephone. Instructions for voting by the Internet or the telephone are set forth on the enclosed proxy card. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.

                                        By Order of the Board of Directors


                                        Louis G. Jekel
                                        Secretary

Scottsdale, Arizona
January __, 2003

     IT IS IMPORTANT THAT YOUR STOCKHOLDINGS BE REPRESENTED AT THIS MEETING
      PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD
    IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR PROVIDE YOUR PROXY BY USING THE INTERNET OR THE TELEPHONE.

                             RURAL/METRO CORPORATION
                           8401 E. INDIAN SCHOOL ROAD
                            SCOTTSDALE, ARIZONA 85251

                                 PROXY STATEMENT

     This proxy statement is being furnished to stockholders of RURAL/METRO CORPORATION, a Delaware corporation ("we" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held on Monday, March 3, 2003, at 3:00 p.m., Phoenix, Arizona time, and any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Notice of the Meeting accompanies this Proxy Statement.

                            VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of the Company by our board of directors for use at the Annual Meeting for the purposes set forth in this proxy statement and in the accompanying notice of Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters at 8401 East Indian School Road, Scottsdale, Arizona.

     These proxy solicitation materials were first mailed on or about January 20, 2003, to all stockholders entitled to vote at the meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on January 14, 2003, are entitled to notice of and to vote at the meeting. At the close of business on the record date, there were issued and outstanding 16,150,029 shares of our common stock and 211,549 shares of our Series B Preferred Stock ("Series B Shares"). Each share of common stock is entitled to one vote upon any proposal submitted for a vote at the Annual Meeting. Each Series B Share is convertible into 10 shares of our common stock (subject to availability of sufficient common shares). The holders of the Series B Shares are entitled to a number of votes at the Annual Meeting equal to the aggregate number of common shares into which the Series B Shares would be convertible at the record date, or 2,115,490 votes. Accordingly, as of the record date the outstanding common and preferred shares represent an aggregate of 18,265,519 votes available to be cast at the Annual Meeting.

QUORUM

     The presence, in person or by proxy, of the holders of shares of stock having a majority of the total number of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting, except that the proposal to amend our certificate of incorporation to increase the authorized number of shares of our common stock will also require a majority of the total number of shares of common stock outstanding as a separate class to constitute a quorum with respect to such action. Shares that are entitled to vote but that are not voted at the direction of the beneficial owner (called "abstentions") and votes withheld by brokers or other nominees in the absence of instructions from beneficial owners (called "broker non-votes") will be counted for purposes of determining whether there is a quorum for the transaction of business at the meeting.

VOTE REQUIRED

     ELECTION OF DIRECTORS. The two nominees for director receiving the highest number of affirmative votes duly cast will be elected as directors for three-year terms or until their successors are elected and qualified. Accordingly, abstentions and broker non-votes are not counted in determining the outcome of the election of directors.

     AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON SHARES. The affirmative vote of 66 2/3% of the outstanding combined voting power of the common and preferred shares, and the affirmative vote of a majority of the shares of our outstanding common stock (voting as a separate class), present in person or represented by proxy at the Annual Meeting and entitled to vote is required to amend our certificate of incorporation to increase the authorized number of shares of our common stock. Because shares represented by abstentions and broker non-votes are considered outstanding, as a practical matter, abstentions and broker non-votes will have the same effect as a vote against the proposed amendment. If the amendment to our certificate of incorporation is approved, we will file an amendment with the Secretary of State of the State of Delaware to our certificate of incorporation that reflects the amendment.

     AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN. The affirmative vote of a majority of the outstanding combined voting power of the common and preferred shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to amend our Employee Stock Purchase Plan, or ESPP, to increase the number of shares of common stock that may be purchased pursuant to the plan from 2,150,000 to 3,950,000 shares. Shares represented by abstentions are considered present with respect to the proposal and thus will have the same practical effect as a vote against the proposed amendment, while shares represented by broker non-votes are not counted for purposes of determining whether the proposed amendment has been approved. The proposal to increase the number of shares under our ESPP is conditioned upon the approval of the proposal to amend our certificate of incorporation.

VOTING; PROXIES

     Votes may be cast by proxy or in person at the Annual Meeting and will be tabulated by the election inspectors appointed for the Annual Meeting, who also will determine whether a quorum is present.

     The shares represented by the proxies received, properly marked, dated, and signed, or submitted via the Internet or by the telephone by following the instructions on the proxy card, and not revoted will be voted at the Annual Meeting.

     When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of the nominees set forth in this proxy statement, (ii) "for" the amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 23,000,000 shares to 29,000,000 shares, (iii) "for" the increase in the number of shares of common stock that may be purchased pursuant to the ESPP from 2,150,000 to 3,950,000, and (iv) in accordance with the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

REVOCABILITY OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to our executive offices, to the attention of our corporate secretary prior to the vote at the Annual Meeting, written notice of revocation or a duly executed proxy bearing a later date (including a proxy by telephone or over the Internet); or by attending the Annual Meeting and voting in person.

SOLICITATION

     We will pay the costs of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to beneficial owners. Certain of our directors and officers also may solicit proxies personally or by mail, telephone or e-mail without additional compensation. In addition, we have retained Morrow & Co., a proxy solicitation firm, to assist in the solicitation of proxies. Morrow & Co. may solicit proxies by mail, telephone, e-mail and personal solicitation, and will request brokerage houses and other persons representing beneficial owners of shares to forward proxy soliciting material to the beneficial owners of such shares. For these services, we will pay Morrow & Co. a fee estimated not to exceed $12,500, plus reimbursement of reasonable out-of-pocket expenses.

ANNUAL REPORT AND OTHER MATTERS

     The 2002 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our activities, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Report of the Compensation Committee of the Board of Directors," "Report of the Audit Committee of the Board of Directors," and

"Company Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934.

     WE WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED JUNE 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT, AS AMENDED, ALSO WILL BE FURNISHED UPON WRITTEN REQUEST AT THE ACTUAL EXPENSES WE INCUR IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

      SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

     The following table sets forth certain information with respect to beneficial ownership of our common stock on December 3, 2002 by (i) each director; (ii) the executive officers set forth in the Summary Compensation Table under the section below entitled "Executive Compensation;" (iii) all of our directors and executive officers as a group; and (iv) each person known by us to be the beneficial owner of more than 5% of our common stock.

                                                 AMOUNT
                                              BENEFICIALLY
                                                 OWNED
NAME OF BENEFICIAL OWNER                        (1)(2)(3)       PERCENT (2)
------------------------                        ---------       -----------
Jack E. Brucker                                 381,000 (4)         2.3%
John S. Banas, III                              268,647 (4)         1.6%
Mary Anne Carpenter                              25,000 (4)           *
Cor J. Clement, Sr.                              43,250 (4)           *
Randall L. Harmsen                              151,720 (4)           *
Louis G. Jekel                                  137,213 (5)           *
Barry D. Landon                                 120,767 (4)           *
Dr. Michel Sucher                                58,546 (4)           *
William C. Turner                                40,500 (4)           *
Henry G. Walker                                  27,500 (4)           *
Louis A. Witzeman                               157,356 (6)         1.0%
Executive officers and directors
  as a group (10 persons)                     1,352,953             7.9%

5% STOCKHOLDERS:
Banque Carnegie Luxembourg S.A. (7)           2,409,950            14.9%
5, Place de la Gare
L-1616 Luxembourg
Grand-Duchy of Luxembourg

*    Less than 1%

----------
(1) Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2) The percentages shown are calculated based upon 16,150,029 shares of common stock outstanding on December 3, 2002. The number and percentages shown include the shares of common stock actually owned as of December 3, 2002 and the shares of common stock that the identified person or group had a right to acquire within 60 days after December 3, 2002. In calculating the percentage ownership, shares that the identified person or group had the right to acquire within 60 days after December 3, 2002 are deemed to be outstanding for the purposes of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholder.
(3) Excludes the following fully vested shares of common stock held by the ESOP for the benefit of the following individuals: 2,303 shares for Mr. Landon and 1,097 shares for Dr. Sucher. These persons have sole voting power with respect to the shares held in their account by the Employee Stock Ownership Plan.
(4) Includes shares of common stock issuable upon exercise of stock options with respect to the following persons: Mr. Brucker, 356,000 shares; Mr. Banas, 254,168 shares; Ms. Carpenter, 25,000 shares; Mr. Clement, 31,250 shares; Mr. Harmsen, 83,334 shares; Mr. Landon, 120,767 shares; Dr. Sucher, 24,461 shares; Mr. Turner, 32,500 shares; and Mr. Walker, 27,500 shares.
(5) Includes 85,963 shares of common stock, of which 74,299 are held by the Louis G. Jekel Trust dated July 25, 1996. Also includes 51,250 shares of common stock issuable upon exercise of stock options.

(6) Includes 106,106 shares, of which 36,062 shares are held by the Louis Witzeman, Jr. Family Investments Limited Partnership, and 70,044 shares are held by the Witzeman Family Trust. Also includes 51,250 shares of common stock issuable upon exercise of stock options.
(7) Information is based solely on a Schedule 13G, filed December 3, 2002, that was filed jointly by Banque Carnegie Luxembourg S.A., Carnegie Global Healthcare Fund Management Company S.A., Carnegie Bank A/S, D Carnegie & Co. AB and Carnegie Kapitalforvaltning AB, reporting their beneficial ownership as a group.

                           PROPOSAL TO ELECT DIRECTORS

NOMINEES

     Our certificate of incorporation provides that the number of directors shall be fixed from time to time by resolution of the Board of Directors or stockholders. Presently, the number of directors is fixed at seven and is divided into three classes, with one class standing for election each year for three-year terms and until successors of such class have been elected and qualified.

     As of the record date, the Board of Directors consisted of the following persons:

     NAME                     CLASS        YEAR IN WHICH TERM WILL EXPIRE
     ----                     -----        ------------------------------

Jack E. Brucker                I                       2004
Mary Anne Carpenter            I                       2004
Louis A. Witzeman              I                       2004
Louis G. Jekel                 II                      2002
William C. Turner              II                      2002
Cor J. Clement, Sr.            III                     2003
Henry G. Walker                III                     2003

     The Board of Directors has nominated Louis G. Jekel and William C. Turner for re-election as Class II directors for three-year terms or until their respective successors are elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. In the event that any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee, if any, designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director.

     The Board of Directors recommends a vote "FOR" the nominees named above. The two nominees for director receiving the highest number of affirmative votes duly cast will be elected as directors for three-year terms. Accordingly, abstentions and broker non-votes are not counted in determining the outcome of the election of directors.

     The following table sets forth information regarding our directors and executive officers, including certain biographical information.

      NAME             AGE              POSITIONS WITH THE COMPANY
      ----             ---              --------------------------

Cor J. Clement, Sr.    54    Chairman of the Board and Director (3)

Jack E. Brucker        50    President, Chief Executive Officer and Director

John S. Banas III      40    Senior Vice President and General Counsel

Barry D. Landon        55    President of Southwest Ambulance and Senior Vice
                             President of National Billing and Collections

Randall L. Harmsen     51    Vice President of Finance, Chief Accounting Officer

Mary Anne Carpenter    57    Director (1) (2) (4)

Louis G. Jekel         61    Vice Chairman of the Board, Secretary and Director

William C. Turner      73    Director (1) (2) (3) (4)

Henry G. Walker        55    Director (1) (2) (3) (4)

Louis A. Witzeman      77    Director

(1)  Member of the Compensation Committee.

(2)  Member of the Corporate Governance Committee.

(3)  Member of the Executive Committee.

(4)  Member of the Audit Committee.

     COR J. CLEMENT, SR. has served as Chairman of our Board of Directors since August 1998 and as a member of our Board of Directors since May 1992. Mr. Clement served as Vice Chairman of the Board of Directors from August 1994 to August 1998. Mr. Clement served as the President and Chief Executive Officer of NVD, an international provider of security and industrial fire protection services headquartered in the Netherlands, from February 1980 until his retirement in January 1997.

     JACK E. BRUCKER has served as our President and Chief Executive Officer and has been a member of our Board of Directors since February 2000. Mr. Brucker served as our Senior Vice President and Chief Operating Officer from December 1997 until February 2000. Mr. Brucker founded and served as President of Pacific Holdings, a strategic consulting firm, from July 1989 until December 1997. Mr. Brucker served as President of Pacific Precision Metals, a consumer products company, from September 1987 until June 1989.

     JOHN S. BANAS III has served as our Senior Vice President and General Counsel since April 2000. Mr. Banas served as our General Counsel from September 1999 through April 2000. Mr. Banas served as General Counsel at SpinCycle Inc. in Scottsdale, Arizona from 1998 to September 1999. From 1995 to 1998, he was Senior Corporate Counsel to Lam Research Corporation in Fremont, California; and from 1992 to 1995 served as corporate, real estate, and environmental counsel at the law firm of Wilson, Sonsini, Goodrich & Rosati in Palo Alto, California. Mr. Banas served as litigation counsel from 1989 to 1992 at the law firm of Thelen, Marrin, Johnson & Bridges (now Thelen, Reid & Priest) in San Francisco, California.

     BARRY D. LANDON has served as Senior Vice President of National Billing and Collections since May 2002, and Vice President of National Billing and Collections from May 2000 to May 2002. Mr. Landon also has served as the President of Southwest Ambulance since November 1999. Mr. Landon served as Director of National Billing from February 1998 to May 2000. Prior to joining the Company, Mr. Landon served as President and Chief Financial Officer of SW

General, Inc., d/b/a Southwest Ambulance, from June 1977 through February 1998, which was acquired by the Company on June 30, 1997.

     RANDALL L. HARMSEN has served as Vice President of Finance and Chief Accounting Officer since July 2000. Mr. Harmsen served as Vice President of Network Management and Chief Financial Officer for United Healthcare of Arizona Inc. in Phoenix, Arizona, from 1997 until the time he joined our Company. From 1994 to 1997, he was Vice President of Finance for Carondelet Health Care Corporation in Tucson, Arizona. From 1989 to 1994, Mr. Harmsen served as Chief Financial Officer for Presbyterian Healthcare Services in Albuquerque, New Mexico; and from 1977 to 1989, he was Chief Financial Officer for St. Luke's Hospital in Davenport, Iowa.

     MARY ANNE CARPENTER has been a member of our Board of Directors since January 1998. Ms. Carpenter served as Executive Vice President and Executive Committee member of First Health Group Corp., a publicly traded managed health care company, from January 1993 until her retirement in May 2001. From October 1991 until January 1993, Ms. Carpenter served as Senior Vice President, and from July 1986 through October 1991, as Vice President of First Health Group Corp. Ms. Carpenter has served on panels for several other national health care organizations.

     LOUIS G. JEKEL has served as our Secretary and as a member of our Board of Directors since 1968 and as Vice Chairman of our Board of Directors since August 1998. Mr. Jekel is a partner in the law firm of Jekel & Howard, Scottsdale, Arizona.

     WILLIAM C. TURNER has been a member of our Board of Directors since November 1993. Mr. Turner is currently Chairman and Chief Executive Officer of Argyle Atlantic Corporation, an international merchant banking and management consulting firm; a trustee of the United States Council for International Business; a trustee and past Chairman of the American Graduate School of International Management (Thunderbird); and a Board member and former Chairman of the Board of Directors of Mercy Ships International, Incorporated. Mr. Turner is also a former United States Ambassador and permanent representative to the Organisation for Economic Co-operation and Development.

     HENRY G. WALKER has been a member of our Board of Directors since September 1997. Since April 1997, he has served as President and Chief Executive Officer of the Sisters of Providence Health System, comprised of hospitals, long-term care facilities, physician practices, managed care plans, and other health and social services. From 1996 to March 1997, Mr. Walker served as President and Chief Executive Officer of Health Partners of Arizona, a state-wide managed care company. From 1992 to 1996, he served as President and Chief Executive Officer of Health Partners of Southern Arizona, a healthcare delivery system. Mr. Walker is a member of the National Advisory Council of the Healthcare Forum, and also serves as a director of Consolidated Catholic Healthcare a private non-profit company.

     LOUIS A. WITZEMAN is the founder of our Company. Mr. Witzeman has served as a member of our Board of Directors since our formation in 1948, currently serving as Chairman of the Board Emeritus. Mr. Witzeman served as our Chief Executive Officer and Chairman of the Board of Directors from 1948 until his retirement in 1980.

     Directors hold office until their successors have been elected and qualified. All officers serve at the pleasure of the Board of Directors. There are no family relationships among any of our directors or officers.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. The Board of Directors has appointed the following standing committees: a Compensation Committee; a Corporate Governance Committee; an Executive Committee; and an Audit Committee. Membership in the committees is indicated in the table above.

     THE COMPENSATION COMMITTEE. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for our key executives. The Compensation Committee also reviews the succession planning for key executive personnel, monitors employee relations issues, and oversees senior management structure. The Committee held two meetings during the fiscal year ended June 30, 2002.

     CORPORATE GOVERNANCE COMMITTEE. The Corporate Governance Committee reviews credentials of existing and prospective directors and selects classes of directors. The Committee will also consider individuals recommended by stockholders for Board membership. For information concerning stockholder nominations of candidates for election as directors, see "Deadline for Receipt of Stockholder Proposals; Discretionary Authority," below. The Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors corporate governance guidelines applicable to our Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors. The Corporate Governance Committee held two meetings during the fiscal year ended June 30, 2002.

     EXECUTIVE COMMITTEE. The Executive Committee acts as a liaison between management and the Board of Directors. At times the Board of Directors empowers the Executive Committee to take certain actions on behalf of the Board of Directors between regularly scheduled meetings. The Executive Committee did not meet during the fiscal year ended June 30, 2002.

     AUDIT COMMITTEE. The Audit Committee reviews our annual and quarterly financial statements and related SEC filings, significant accounting issues and the scope of the audit with our independent accountants, and is available to discuss other audit related matters with our independent accountants that may arise during the year. The Audit Committee held 12 meetings during the fiscal year ended June 30, 2002.

     Our Board of Directors held a total of eight meetings during the fiscal year ended June 30, 2002. All of the members of the Board of Directors, with the exception of Ms. Carpenter, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which such director was a member.

DIRECTOR COMPENSATION AND OTHER INFORMATION

     Officers  who  serve  on the  Board  of  Directors  receive  no  additional compensation. We paid a director's fee in fiscal 2002 to Mr. Clement, our Chairman of the Board of Directors, of $45,000 plus reimbursement for expenses for each Board or committee meeting he attended. We pay all other non-employee Board members, with the exception of Mr. Witzeman, an annual retainer of $15,000. Non-employee directors, with the exception of Mr. Jekel, also receive $1,000 for each Board meeting attended, $500 for each Board meeting participated in telephonically, $500 for each committee meeting attended, and $250 for each committee meeting participated in telephonically. We also pay $2,500 annually to any non-employee chairman of each of the committees of the Board of Directors. Under the terms of our 1992 Stock Option Plan, which expired in November 2002, non-employee directors received (i) stock options to purchase 10,000 shares upon their first election to the Board of Directors and options to purchase 2,500 shares at the meeting of the Board of Directors held immediately after the annual meeting of stockholders (except that the Chairman of the Board receives stock options to acquire 5,000 shares), and (ii) each year each non-employee Board member received stock options to acquire a number of shares equal to 1,000 shares for each $0.05 increase in our earnings per share over the previous fiscal year, subject to a maximum of 5,000 shares of stock per non-employee
Board member. Messrs. Jekel and Witzeman receive compensation for consulting services, which includes serving on the Board of Directors. See "Certain Relationships and Related Transactions" and "Compensation Committee Interlocks and Insider Participation." In fiscal 2002, we granted to the following individuals options to purchase the following shares of common stock as consideration to serve as a director: 5,000 to Mr. Clement, and 2,500 to each of Messrs. Jekel, Turner, Walker, Witzeman, and Ms. Carpenter. The options have an exercise price of $0.44 per share. In addition, in October 2002, we granted options to purchase 5,000 shares of common stock to each of the following non-employee Board members in connection with our earnings per share over the previous fiscal year: Messrs. Clement, Jekel, Turner, Walker, Witzeman, and Ms. Carpenter. The options have an exercise price of $2.24 per share.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee, which consists of Messrs. Turner and Walker and Ms. Carpenter, adopted a charter on June 13, 2000. A copy of such charter has been previously included with our proxy statement for the 2001 Annual Meeting of Stockholders. Each member of the Audit Committee is "independent," as defined by the listing rules of the Nasdaq Stock Market. The Audit Committee has reviewed and discussed with management the audited financial statements for June 30, 2002 and discussed with our independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380). The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers, LLP ("PwC") required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with PwC its independence. Based on the foregoing, the Audit Committee recommended to the Board of

Directors that the Company include the audited financial statements in its Annual Report on Form 10-K, as amended, for fiscal 2002 for filing with the Securities and Exchange Commission.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent accountants are in fact "independent."

                                       Audit Committee of the Board of Directors

                                       Henry G. Walker, Chairman
                                       Mary Anne Carpenter
                                       William C. Turner

AUDIT FEES

     The aggregate fees relating to the fiscal 2002 audit and review of our quarterly financial information totaled $517,968, of which $246,936 was billed during the fiscal year ended June 30, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal year 2002, the Company did not engage its independent accountants to perform financial information systems design and implementation.

ALL OTHER FEES

     During fiscal year 2002, all other fees paid to PwC amounted to $35,650, which primarily related to tax compliance and the review of other securities filings during the year.

     The Audit Committee of the Board of Directors considered whether the provision of non-audit services is consistent with maintaining the accountant's independence.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table sets forth the total compensation received for services rendered to us in all capacities for the fiscal years ended June 30, 2000, 2001, and 2002 by our Chief Executive Officer and our three most highly compensated executive officers who were in office at June 30, 2002. The table also sets forth this information for one other executive officer who is no longer with our Company at June 30, 2002, whose aggregate cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM COMPENSATION
                                                                                    AWARDS
                                                                                  ----------
                                             ANNUAL COMPENSATION                  SECURITIES         ALL OTHER
NAME AND PRINCIPAL                   -----------------------------------          UNDERLYING        COMPENSATION
POSITION AT YEAR-END                 YEAR     SALARY ($)(1)    BONUS ($)          OPTIONS (#)          ($)(2)
--------------------                 ----     -------------    ---------          -----------          ------
Jack E. Brucker                      2002       $594,615       $307,000             125,000           $  3,400
Chief Executive Officer              2001       $447,077       $ 43,600             200,000           $  3,200
and President (3)                    2000       $314,246             --              21,000           $  3,200

John S. Banas III                    2002       $267,692       $ 84,000              80,000           $  2,400
Senior Vice President                2001       $207,800       $ 18,020             150,000                 --
and General Counsel                  2000       $126,438             --              17,500                 --

Barry D. Landon                      2002       $209,231       $ 87,500              70,000                 --
Senior Vice President of             2001       $199,039       $ 87,500              30,000                 --
National Billing and Collections     2000       $174,269       $ 45,750              15,000                 --

Randall L. Harmsen                   2002       $200,000       $ 64,750              60,000           $  3,373
Vice President of Finance            2001       $182,577             --              20,000                 --
                                     2000             --             --                  --                 --

Dr. Michel Sucher                    2002                      $210,000 (5)              --                 --
Former Senior Vice President and     2001       $201,923       $ 19,500              75,000           $  3,200
Chief Medical Officer (4)            2000       $184,231             --              12,500           $  3,200

----------
(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the officers listed.
(2)  Consists of company-matching contributions to our 401(k) plan paid in cash.
(3) Mr. Brucker became our President and Chief Executive Officer in February 2000. From December 1997 until February 2000, Mr. Brucker served as our Senior Vice President and Chief Operating Officer.
(4) Dr. Sucher became an executive officer of our Company during February 2000. Dr. Sucher's employment with the Company terminated in July 2001.
(5)  Includes $193,846 paid to Dr. Sucher pursuant to his employment agreement.

OPTION GRANTS

     The following table represents the options granted to the listed officers in the last fiscal year and the value of the options.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                         PERCENT OF
                                   NUMBER OF           TOTAL OPTIONS
                                   SECURITIES            GRANTED TO     EXERCISE OR                   GRANT DATE
                                   UNDERLYING           EMPLOYEES IN    BASE PRICE     EXPIRATION    PRESENT VALUE
                             OPTIONS GRANTED (#)(1)      FISCAL YEAR     ($/SHARE)        DATE          ($)(2)
                             ----------------------      -----------     ---------        ----          ------
Jack E. Brucker                    125,000 (3)              6.9%           $0.84         7/2/2011      $36,725
John S. Banas III                   80,000                  4.4%           $0.39       12/17/2011      $14,165
Barry D. Landon                     70,000                  3.9%           $0.39       12/17/2011      $12,395
Randall L. Harmsen                  60,000                  3.3%           $0.39       12/17/2011      $10,624
Dr. Michel Sucher (4)                   --                   --               --               --      $    --

----------
(1) Except as otherwise indicated, all of the options vest and become exercisable as follows: one-third at grant date in December 2001, one-third in December 2002 and one-third in December 2003.
(2) The hypothetical present value of the options at the date of grant was determined using the Black-Scholes option pricing model. The Black-Scholes model estimates the present value of an option by considering a number of factors, including the exercise price of the option, the volatility of our common stock, the dividend rate, the term of the option, the time it is expected to be outstanding, and interest rates. The Black-Scholes values were calculated using the following assumptions: (a) risk-free interest rate of 2.27%; (b) a dividend yield of 0.00%; (c) an expected life of the option after vesting of 2.72 years; and (d) an expected volatility of 80.33%.
(3) Mr. Brucker's options vested and became exercisable immediately upon grant in July 2001.
(4)  Dr. Sucher's employment terminated in July 2001.

OPTION HOLDINGS

     The following table represents certain information with respect to the options held by the listed officers as of June 30, 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES

                                                             NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                                   OPTIONS AT                   IN-THE-MONEY OPTIONS
                      SHARES ACQUIRED                          FISCAL YEAR-END(#)              AT FISCAL YEAR-END (2)
                       ON EXERCISE OF       VALUE         -----------------------------    -----------------------------
                      STOCK OPTIONS(#)   REALIZED (1)     EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                      ----------------   ------------     -----------     -------------    -----------     -------------
Jack E. Brucker                --               --          356,000           50,000         $587,750        $ 80,500
John S. Banas III              --               --          144,167          103,333         $296,868        $277,232
Barry D. Landon                --               --           84,934           59,166         $117,335        $171,365
Randall L. Harmsen             --               --           40,000           40,000         $104,100        $128,800
Dr. Michel Sucher          25,000         $ 32,000               --               --         $     --        $     --

----------
(1) Calculated based on the market price at exercise multiplied by the number of options exercised less the total exercise price of the options exercised.
(2) Calculated based on $3.61, which was the closing sales price of our common stock as quoted on the Nasdaq Small Cap Market on June 28, 2002, multiplied by the number of applicable shares in-the-money less the total exercise price.

EMPLOYMENT AGREEMENTS

     Effective  July 1, 2001, we entered into an employment  agreement with Jack
E. Brucker, our President and Chief Executive Officer, for a five-year term expiring July 1, 2006, which automatically renews for one-year periods thereafter. Mr. Brucker receives a base salary of $600,000, and participates in our stock option plans and other generally available benefit programs. Mr. Brucker also received a signing bonus of $200,000, 50% of which was paid to him on July 1, 2001, and 50% of which was paid on July 1, 2002. In addition, Mr. Brucker participates in our management incentive program that provides bonuses to executive officers and other members of management based upon our achieving certain financial and operating goals as well as the achievement of individual objectives established for each participant. Mr. Brucker's employment agreement provides that should we terminate his employment agreement without cause, should he terminate his employment agreement for good reason, should we not renew his employment agreement without cause, should he not renew his employment agreement for good reason, or should we propose to modify his employment agreement in a manner which gives him good reason to terminate the employment agreement, he will receive his then effective base salary and other benefits provided by the employment agreement immediately following the effective date of termination of employment for a period equal to the greater of (i) two years, or (ii) five years minus the number of days between July 1, 2001, and the effective date of termination of employment. If Mr. Brucker terminates his employment agreement without good reason (and for reasons other than health considerations), he will not receive any severance benefits and will pay us a sum equal to the net base salary received by him during the period equal to the greater of (i) two years preceding termination of employment, or (ii) five years minus the number of days between July 1, 2001 and the effective date of the termination of employment.

     Under the employment agreement, Mr. Brucker has agreed not to compete against us after the termination of the employment agreement for a period equal to the greater of (i) two years, or (ii) five years minus the number of days between July 1, 2001 and the effective date of the termination of employment. Mr. Brucker may elect to shorten such non-compete period to not less than 12 months. Upon such election we will no longer be required to pay Mr. Brucker any severance benefits. In addition, if Mr. Brucker is receiving severance benefits under the employment agreement and he elects to solicit clients, employees, or otherwise competes with us at any time after his termination of employment or discloses confidential information, we will no longer be obligated to pay Mr. Brucker any severance benefits.

     In April 2001, we entered into an employment agreement with Mr. John S. Banas III to become our Senior Vice President and General Counsel for a two-year term expiring April 23, 2003, which automatically renews for one-year periods thereafter. Under Mr. Banas' employment agreement, he is to receive a base salary of $240,000, and is entitled to participate in our stock option plans and our other generally available benefit programs. Mr. Banas is also entitled to participate in our management incentive program that provides bonuses to executive officers and other members of management based upon our achieving certain financial and operating goals as well as the achievement of individual objectives established for each participant. Mr. Banas' employment agreement provides that should we terminate his employment agreement without cause, should he terminate his employment agreement for good reason, should we not renew his employment agreement without cause, should he not renew his employment agreement for good reason, or should we propose to modify his employment agreement in a manner which gives him good reason to terminate the employment agreement, he will receive his then effective base salary and other benefits provided by the employment agreement immediately following the effective date of termination of employment for a period of 24 months. If Mr. Banas terminates his employment agreement without good reason, he will not receive any severance benefits.

     Under the employment agreement, Mr. Banas has agreed not to compete against us after the termination of the employment agreement for a period of 24 months after the effective date of the termination of employment. Mr. Banas may elect to shorten such non-compete period to 12 months. Upon such election we will no longer be required to pay Mr. Banas any severance benefits. In addition, if Mr. Banas is receiving severance benefits under the employment agreement and he elects to solicit clients, employees, or otherwise competes with us at any time after his termination of employment or discloses confidential information, we will no longer be obligated to pay Mr. Brucker any severance benefits.

     In June 2000, we entered into an employment agreement with Mr. Harmsen for a term expiring December 31, 2000, which agreement automatically renews for one-year periods thereafter. Mr. Harmsen receives a base salary of $185,000, and is entitled to participate in our management incentive program, stock option plans and other generally available benefit programs. Mr. Harmsen's employment agreement provides that should his employment agreement terminate or fail to be renewed without cause or for good reason, as defined, or should we propose to modify his employment agreement in a manner which gives him good reason to terminate the employment agreement, he will receive his base salary and other benefits for 12 months. If Mr. Harmsen terminates his employment agreement without good reason, he will not receive any severance benefits. Mr. Harmsen has agreed not to compete against us for 24 months after the effective date of termination.

     An employment agreement with Dr. Sucher expired in December 2000. Due to Dr. Sucher's termination on July 12, 2001, Dr. Sucher is entitled to receive certain severance benefits, including base salary and other benefits provided by the agreements for one year from the date of termination. In addition, his employment agreement provides for us to indemnify him for certain liabilities arising from actions taken within the scope of employment.

     Change of control agreements entered into by Messrs. Brucker, Banas and Harmsen provide that in the event of a change of control and the surviving entity or individuals in control do not offer such persons employment, terminate their employment without cause, or such persons terminate their employment for good reason, such persons will receive a sum equal to (A) 200% (150% in the case of Mr. Harmsen) of (i) their applicable annual base salary, and (ii) the amount of incentive compensation paid or payable to them during the calendar year preceding the calendar year in which the change of control occurs, plus (B) the full amount of any payments due under such employee's employment agreement. In addition, each executive would be entitled to receive certain benefits, including the acceleration of exercisability of their stock options or the payment of the value of such stock options in the event they are not accelerated or replaced with comparable options. Pursuant to the terms of the change of control agreements, the health and other benefits received under the change of control agreement by such executive will be reduced or eliminated to the extent such benefits are received under the executive's employment agreement. In addition, the change of control agreements place a ceiling on the aggregate amount of benefits any executive may receive under the agreement. Each executive will receive an amount equal to 2.99 times the amount of annualized includable compensation received by the executive as determined under the Internal Revenue Code. Any payments received under the change of control agreement may be reduced by amounts we pay such executive under their respective employment agreements.

     For purposes of the change of control agreements, "good reason" includes a reduction of their respective duties and/or salary or the surviving entity's failure to assume their respective employment and change of control agreements. For purposes of the change of control agreements, a "change of control" includes

(i) the acquisition of beneficial ownership by certain persons, acting alone or in concert with others, of 30% or more of the combined voting power of our then outstanding voting securities; (ii) during any two-year period, our Board members at the beginning of such period cease to constitute at least a majority thereof (except that any new Board member approved by at least two-thirds of the Board members then still in office, who were directors at the beginning of such period, is considered to be a member of the current Board); or (iii) approval by our stockholders of certain reorganizations, mergers, consolidations, liquidations, or sales of all or substantially all of our assets.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2002, our Compensation Committee consisted of Messrs. Walker, and Turner and Ms. Carpenter, currently directors of the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by us from our executive officers and directors during the fiscal year ended June 30, 2002, or written representations from such persons that no other reports were required, except as set forth below, we believe that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year. Based solely on our review of the copies of the reports furnished to us by Carnegie Global Healthcare Fund Management ("Carnegie"), Carnegie did not timely file reports required under Section 16(a) of the Exchange Act during the fiscal year ended June 30, 2002. Carnegie did not timely file a Form 3 for June 2002 reporting its acquisition of over 10% of our common stock. In addition, Carnegie failed to timely file a Form 4 for June 2002 reporting two transactions in which Carnegie acquired additional shares of our common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We paid approximately $138,000 during the year ended June 30, 2002 for legal services to Jekel & Howard, of which Lou Jekel, a member of our Board of Directors, is a principal.

     Louis A. Witzeman, a member of our Board of Directors, is our founder and served as our Chief Executive Officer until 1980. Mr. Witzeman was paid approximately $46,000 during the year ended June 30, 2002 under four leases for fire and ambulance stations. These leases may be cancelled by us at any time. Mr. Witzeman received $89,000 during the fiscal year ended June 30, 2002 for fire protection and EMS advisory and consulting services and for serving on the Board of Directors. We also provide Mr. Witzeman with an automobile for personal use.

     We believe that all of the related party transactions listed above were provided on terms no less favorable to us than could have been obtained from unrelated firms or third parties. All future transactions between us and our officers, directors, and principal stockholders are expected to be on terms no less favorable to us than could be obtained from unaffiliated persons and will require the approval of our independent directors.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

GENERAL

     The Compensation Committee of the Board of Directors administers the compensation programs for our executive officers. The committee is composed exclusively of independent, non-employee directors who are not eligible to participate in any of management's programs.

     The committee presents the following report on the compensation for our executive officers for fiscal 2002.

OVERVIEW AND PHILOSOPHY

     Our executive compensation programs are based on the belief that the interests of executive officers should be directly aligned with those of the stockholders. The programs are strongly oriented toward a pay-for-performance philosophy that includes a significant percentage of variable compensation, and results in executives accumulating significant equity positions in our common stock. The committee has established the following principles to guide development of our compensation programs and to provide a framework for compensation decisions:

     - provide a total compensation package that will attract the best talent to our Company, motivate individuals to perform at their highest levels, reward outstanding performance, and retain executives whose skills are critical for building long-term stockholder value;

     - establish annual incentives for senior management that are directly tied to the overall financial performance of our Company; and

     - implement longer-term incentives that focus executive officers on managing from the perspective of an owner with an equity stake in the business, principally by the granting of stock options.

COMPENSATION PROGRAMS AND PRACTICES

     The committee determines salary ranges and incentive award opportunities for all corporate officers. Our management compensation program consists of cash and equity based components.

     Cash Component: Cash compensation is designed to fluctuate with our performance. In the years that we exhibit superior performance, cash compensation is designed to generally be above average levels; when financial performance is below goal, cash compensation is designed to be below average competitive levels. This is achieved through the Management Incentive Plan, or MIP, which is paid out annually only if predetermined quantitative and qualitative goals are attained.

          Base Pay: Base pay guidelines are established for our officers and managers based on their relative job content. Individual base pay within the guidelines is based on sustained individual performance toward achieving our goals. Annual modifications to base pay levels are proposed by the President and approved by the committee each August. Base pay modifications, excluding promotions, for executive officers averaged approximately 18.6% in fiscal 2002.

          Management Incentive Plan: The MIP is an annual cash incentive plan. At the beginning of each fiscal year, performance goals are created between us and the executive that document the executive's accountabilities, and define levels of performance on those accountabilities. A portion of the performance goal is weighted to our overall financial performance of the Company, and a portion is weighted to the executive's particular area of responsibility. MIP opportunity for executive officers can be as high as 55% of the executive's base pay. For fiscal 2002, we made the following payments:
          Mr. Brucker,  $330,000; Mr. Banas, $135,000; Mr. Landon, $100,000; and
          Mr. Harmsen, $83,250.

          Equity-based Component: We have a long history of encouraging employees to become stockholders. In 1989, we implemented our first stock option plan through which we could grant qualified and non-qualified stock options to management employees. In 1994, we implemented our ESPP, whereby shares of our common stock may be purchased through payroll deductions at 85% of its market value. We believe that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on the future appreciation of our stock. The Board grants stock options using criteria consistent with the level of an executive's anticipated impact on our goals and objectives. See "Executive Compensation -- Option Grants" for options granted to executive officers during fiscal 2002.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     We use the same factors and criteria described above in making compensation decisions regarding our Chief Executive Officer. Mr. Brucker became our Chief
Executive Officer and President during February 2000. During the 2002 fiscal year, Mr. Brucker was compensated pursuant to a five-year employment agreement that was effective commencing July 1, 2001. Pursuant to the agreement Mr. Brucker's base pay was $600,000 and he received a signing bonus of $200,000. As noted above, in connection with the Management Incentive Plan for the 2002 fiscal year, Mr. Brucker also received a performance bonus of $330,000, which was paid in July 2002. In determining Mr. Brucker's salary pursuant to the employment agreement, we took into account publicly-available information concerning executive compensation provided by comparably-sized companies in the Phoenix, Arizona metropolitan area and by other companies in our industry. We also took into account recent progress in achieving operational objectives and the importance of retaining Mr. Brucker's services for the benefit of the Company. See the table under "Executive Compensation -- Option Grants" for information regarding the options granted to Mr. Brucker during fiscal 2002.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code, enacted in 1993 and effective in 1994, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met.

     We currently intend to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).

                                        Members of the Compensation Committee

                                        Henry G. Walker
                                        William C. Turner
                                        Mary Anne Carpenter

                            COMPANY PERFORMANCE GRAPH

     The following line graph compares cumulative total stockholder return, assuming reinvestment of dividends, for: (i) our common stock; (ii) the NASDAQ Combined Composite Index; and (iii) the NASDAQ Health Services Index. Because we did not pay dividends on our common stock during the measurement period, the calculation of the cumulative total stockholder return on the common stock did not include dividends. Because of the small number of publicly traded companies in our peer group, we do not believe we can reasonably identify a group of peer issuers. The graph assumes $100 was invested on July 1, 1997.

                          6/30/1997  6/30/1998  6/30/1999  6/30/2000  6/30/2001  6/30/2002
                          ---------  ---------  ---------  ---------  ---------  ---------
Rural/Metro                  100         45         33          6          3         12
NASDAQ Composite             100        131        186        275        150        101
NASDAQ Health Services       100         97         92         71        101         99

                PROPOSAL TO APPROVE AMENDMENT TO OUR CERTIFICATE
                   OF INCORPORATION TO INCREASE THE AUTHORIZED
                        NUMBER OF SHARES OF COMMON STOCK

INTRODUCTION

     Our certificate of incorporation currently authorizes the issuance of up to 23,000,000 shares of our common stock. Of such 23,000,000 presently authorized shares of common stock, 16,150,029 shares were issued and outstanding as of the record date. In addition, an aggregate of 7,244,298 shares of common stock are reserved as of the record date for issuance pursuant to our stock option plans and our ESPP. Accordingly, no shares of our common stock currently are available for issuance for any other corporate purpose.

     Effective September 30, 2002, we entered into an amended credit facility pursuant to which, among other things, the maturity date of the original credit facility was extended to December 31, 2004 and our prior covenant noncompliance was permanently waived. In consideration of the amendment of the original credit facility, we issued 211,549 shares of our Series B Preferred Stock (the "Series B Shares"). The Series B Shares currently are convertible into 2,115,490 shares of our common stock (subject to approval of this proposal). As noted in the preceding paragraph, no shares of our common stock currently are available to permit the conversion of the Series B Shares.

THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     Our Board of Directors has unanimously approved an amendment to our certificate of incorporation that would increase the total authorized number of common shares from 23,000,000 shares to 29,000,000 shares. The amendment to our certificate of incorporation will increase the authorized common stock by amending the first sentence of Article IV of our certificate of incorporation so that, as amended, it will read as follows:

     "The total number of shares of stock that the Corporation shall have the authority to issue is thirty-one million (31,000,000), consisting of twenty-nine million (29,000,000) shares of Common Stock, par value $.01 per share ("COMMON STOCK") and two million (2,000,000) shares of Preferred Stock, par value $.01 per share ("PREFERRED STOCK")."

SUMMARY OF REASONS FOR INCREASING THE AUTHORIZED COMMON STOCK

     We  are  seeking   stockholder   approval  to  amend  our   certificate  of
incorporation to increase the number of shares of authorized common stock from 23,000,000 to 29,000,000 for the following principal reasons:

     * In connection with the amended credit facility, we agreed to present to our common stockholders a proposal to increase our authorized common stock to cause the full conversion of the Series B Shares.

     * As a series of preferred stock, the Series B Shares currently enjoy certain preferred terms and conditions. Approval of the authorization of sufficient common shares automatically causes the Series B Shares to be converted into common shares and will eliminate such preferences. See "Potential Elimination of Preferences Currently Held by Series B Shares."

     * While no specific issuances are currently contemplated other than the shares to be issued upon conversion of the Series B Shares and pursuant to the ESPP, approval of the proposed amendment will make shares of common stock available for issuance from time to time for other appropriate corporate purposes. See "Potential Future Issuances" and "Proposal to Approve Amendment to the Employee Stock Purchase Plan."

POTENTIAL ELIMINATION OF PREFERENCES CURRENTLY HELD BY SERIES B SHARES

     The Series B Shares are automatically converted into common shares upon authorization of sufficient additional common shares to permit full conversion of the Series B Shares. As a series of preferred stock, the Series B Shares currently enjoy certain preferred terms and conditions, which preferences are automatically eliminated upon conversion of the Series B Shares into common shares. Key current preferences associated with the Series B Shares are as follows:

     * PREFERENCE UPON ACQUISITION OR LIQUIDATION. If the Series B Shares are not converted into common shares, the Series B Shares enjoy a preferred payment (the amount of which increases over time) upon the occurrence of various transactions, including a sale of the Company or its assets to a third party, an acquisition of a majority of the voting control of the Company, or a liquidation or dissolution of the Company. See "Terms of our Series B Shares - Liquidation Preference." This preferred payment might have the effect of reducing any proceeds otherwise available to the holders of our common shares.

     * MANDATORY REDEMPTION OBLIGATION. If the Series B Shares are not converted into common shares, we are required to redeem the Series B Shares on December 31, 2004 (which is the maturity date of the amended credit facility) for the greater of $15 million, plus accrued dividends, if any, or the value of the common shares into which the Series B Shares would then have been convertible. See "Terms of Series B Shares - Mandatory Redemption." We do not know whether the Company will then possess the capital resources to fund this redemption obligation.

     * RESTRICTIVE COVENANTS. So long as the Series B Shares are not converted into common shares, the Series B Shares have special approval rights regarding certain corporate transactions. See "Terms of Series B Shares - Special Approval Rights." These special approval rights may interfere with or prevent us from taking corporate actions that might otherwise be in our best interests.

     * EXPENSES AND POTENTIAL INCOME REDUCTION. Costs associated with the amended credit facility, including the fair value of the Series B Shares ($4.2 million) and fees and other costs ($2.6 million), will be amortized as interest expense over the life of the amended credit facility. Additionally, the difference between the fair value of the Series B Shares and the greater of the $15.0 million redemption payment to be made if conversion of the Series B Shares into common stock does not occur ($10.8 million) or the market value equivalent of the common stock will be accreted and recorded as a reduction in income available to common stockholders for purposes of determining our earnings per share. The accretion will end at the earlier of the conversion of the Series B Shares to common stock or the end of the amended credit facility.

POTENTIAL FUTURE ISSUANCES OF COMMON STOCK

     We do not have any current plans or proposals to issue any portion of the additional shares of common stock, other than the issuance of common stock upon conversion of the Series B Shares and the reservation for issuance of an additional 1,800,000 shares under our ESPP upon approval of our stockholders. See "Proposal to Approve Amendment to the Employee Stock Purchase Plan."

     In general, however, the increase in the authorized common shares is intended to provide our board with authority under certain circumstances, without further action of the stockholders, to issue additional common shares from time to time as the board deems necessary. The board believes it is desirable to have the ability to issue such additional common shares from time to time to provide flexibility in addressing our financing needs and for general corporate purposes. Potential uses of the additional authorized shares could include equity financings, stock dividends or distributions, acquisitions of businesses, and issuance of common shares upon the exercise of future warrants, options or other convertible securities. Certain of these uses, generally including new stock option or other stock compensation plans or certain issuances of more than 20% of the outstanding stock, would require stockholder approval pursuant to the applicable Nasdaq rules.

POTENTIAL ANTI-TAKEOVER EFFECT OF AUTHORIZED COMMON STOCK

     The increase in our authorized common stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. The board could create impediments to a takeover or transfer of control by causing such additional authorized shares to be issued to a holder or holders who might side with the board in opposing a takeover bid. In this connection, the board could issue shares of common stock by private placement or pubic offering, or rights to purchase such shares could be issued to create voting impediments to or to frustrate persons seeking to effect a takeover or otherwise to gain control of us. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of common stock, to acquire control of us, since the issuance of such shares could dilute the common stock ownership of such person or entity. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving us. By use of such anti-takeover devices, the board may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of our common stock. At the present time, we are not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control, and this proposal is not being made in response to any such attempt.

     Our certificate of incorporation authorizes the issuance of 2,000,000 shares of preferred stock, 1,350,353 of which remain undesignated. The board, within the limitations and restrictions contained in our certificate of incorporation and without further action by our stockholders, has the authority to issue the undesignated preferred stock from time to time in one or more series and to fix the number of shares and the relative rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of us by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control.

     While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific takeover effort or threat currently perceived by the board. Moreover, the board does not currently intend to propose additional anti-takeover measures in the foreseeable future.

TERMS OF SERIES B SHARES

     The  following  is a summary of the terms of the  Series B Shares.  For the complete terms of the Series B Shares, please see the Certificate of Designation, Preferences, and Rights of Series B Preferred Stock filed with the Secretary of State of the State of Delaware on September 26, 2002, which is attached as an exhibit to the Current Report on Form 8-K filed by us on October 16, 2002.

     RANK. For dividends or distribution of assets, the Series B Shares rank senior to all other classes or series of preferred stock, unless the terms of any such class or series provide otherwise.

     DIVIDENDS. The holders of the Series B Shares are not entitled to receive dividends, except to the extent any dividends are declared by the board, and such dividends, if any, will be noncumulative. In the event any dividends are declared with respect to our common stock, the holders of Series B Shares shall be entitled to receive as dividends an amount equal to or greater than the amount of dividends that each such holder would have received had the Series B Shares been converted into common stock as of the date immediately prior to the record date of such dividend.

     LIQUIDATION PREFERENCE. In the event of our liquidation, dissolution or winding up, the holders of the Series B Shares shall be entitled to receive a distribution equal to the greater of:

     * the amount of money or consideration to which all the holders of the Series B Shares would have been entitled had the Series B Shares been converted into common stock immediately prior to such liquidation, dissolution or winding up;

     * $10,000,000, if any such distribution occurs prior to January 31, 2003;

     * $12,500,000, if any such distribution occurs during the period from January 31, 2003 to and including December 31, 2003; or

     *    $15,000,000, if any such distribution occurs any time thereafter.

     In addition, to any such distribution, the holders of the Series B Shares shall also be entitled to all accrued or declared but unpaid dividends on the Series B Shares.

     MANDATORY REDEMPTION. If the Series B Shares have not been previously converted into common stock, on December 31, 2004, we are required to redeem all outstanding Series B Shares. The redemption will occur by paying to the holders of the Series B Shares an aggregate amount equal to the greater of:

     *    $15,000,000,  plus accrued dividends,  if any, on the Series B Shares;
          or

     * the value of our common stock that would be issuable upon conversion of the Series B Shares, based on the average closing price of our common stock for the twenty consecutive trading days prior to December 24, 2004.

     CONVERSION. At any time prior to December 31, 2004, we may, upon at least 10 days but not more than 30 days prior written notice, convert all, but not less than all, of the then issued and outstanding Series B Shares into shares of our common stock. Each Series B Share is convertible into 10 shares of our common stock (subject to availability of sufficient common shares). The conversion ratio is subject to upward adjustment if we issue common stock or securities convertible into our common stock for consideration less than the fair market value of such securities at the time of such transaction or take certain other actions that dilute our common stock. Upon the approval of the amendment to our certificate of incorporation to increase the number of authorized shares of common stock, we will convert all of the Series B Shares into common shares, and no adjustment to the conversion ratio can thereafter occur.

     VOTING RIGHTS. Except as required by law, the holders of the Series B Shares are entitled to vote together with the holders of our common stock on all matters submitted for a vote of stockholders, including the election of our directors. The Series B Shares may be converted into shares of Series B-2 Non Voting Preferred Stock at the election of the holder, in which event the holders of the Series B-2 Non Voting Preferred Stock are not entitled to vote on any matter submitted to stockholders, except as required by law, with respect to any amendment, repeal or modification of any provision of our certificate of incorporation that adversely affects the powers, preferences or special rights of the Series B-2 Non Voting Preferred Stock or with respect to any amendment to
Section 3 of the Certificate of Designations that established the Series B Shares. The Series B Shares also may be converted into shares of Series B-3 Preferred Stock at the election of the holder, in which event the holders of the Series B-3 Preferred Stock are entitled to vote on all matters submitted to a vote of the stockholders; provided that such number of votes shall automatically be voted, whether at a stockholder meeting or pursuant to an action by written consent, in accordance with the majority of the stockholders of the company, or, if no such majority is obtained, then such votes shall be voted in accordance with the vote of the board of directors. No shares of Series B-2 Non Voting Preferred Stock or Series B-3 Preferred Stock are currently outstanding.

     SPECIAL APPROVAL RIGHTS. So long as any of the Series B Shares remain outstanding, we may not take certain actions, including but not limited to the issuance of securities which rank senior to or on a parity with the Series B Shares, the amendment of our certificate of incorporation, bylaws or the certificate of designations establishing the Series B Shares or, except under limited circumstances, redeem shares of our capital stock that is junior to the Series B Shares.

     REGISTRATION RIGHTS. We granted certain registration rights to the holders of the Series B Shares and the holders of the common stock issuable upon conversion of the Series B Shares. We granted demand registrations in which we are required to register the number of shares of common stock or Series B Shares as requested by the holders of such shares. We are required to perform up to two such demand registrations upon the request of the holders of at least 20% of the common stock issuable upon conversion of the Series B Shares. In addition, we granted such holders "piggy-back" registration rights under which such holders are entitled to request to have their shares registered in connection with our registration of any of our capital stock.

SUMMARY OF AMENDED AND RESTATED CREDIT AGREEMENT

     The following is a summary of the principal terms of the amended and restated credit agreement pursuant to which the Series B Shares were issued. For the complete terms of the amended and restated credit agreement, please see the Second Amended and Restated Credit Agreement, dated September 30, 2002, which is attached as an exhibit to the Current Report on Form 8-K filed by us on October 16, 2002.

     * WAIVER. Prior noncompliance was permanently waived with respect to the total debt leverage ratio, the total debt to total capitalization ratio and the fixed charge coverage ratio financial covenants, and with respect to certain other noncompliance items, including non-reimbursement of approximately $2.6 million recently drawn by beneficiaries under letters of credit issued under the original facility.

     * MATURITY DATE. The maturity date of the amended credit facility was extended to December 31, 2004.

     * PRINCIPAL BALANCE. Accrued interest, non-reimbursed draws under letters of credit and various fees and expenses associated with the amended credit facility were added to the principal amount of the loan, resulting in an outstanding principal balance as of the effective date of the amendment equal to $152.4 million.

     * NO REQUIRED AMORTIZATION. No principal payments are required until the maturity date of the amended credit facility.

     * INTEREST RATE. The interest rate was increased to LIBOR plus 7.0%, payable monthly. As of November 2002, the interest rate was 8.39%. (By comparison, the effective interest rate applicable to the original credit facility immediately prior to the effective date of the amendment was 7.0%.) Due to the higher interest rate associated with the amended credit facility, we anticipate that our cash interest expense will increase approximately $5.6 million for fiscal 2003.

     * FINANCIAL COVENANTS. The amended credit facility includes similar financial covenants as were included in the original credit facility, with similar compliance levels under such covenants. The covenants include (i) total debt leverage ratio (initially set at 7.48), (ii) minimum tangible net worth (initially set at a $230.1 million deficit), (iii) fixed charge coverage ratio (initially set at 0.99),
          (iv) limitation on capital expenditures of $11 million per fiscal year, and (v) limitation on payments made under operating leases during any period of four fiscal quarters to 3.10% of consolidated net revenues. The compliance levels for covenants (i) through (iii) above are set at varying levels on a quarterly basis. Compliance is tested quarterly based on annualized or year-to-date results as applicable.

     * OTHER COVENANTS. The amended credit facility includes various non-financial covenants similar in scope to those included in the original credit facility. The covenants include restrictions on additional indebtedness, liens, investments, mergers and acquisitions, asset sales, and other matters. The amended credit facility includes extensive financial reporting obligations and provides that an event of default occurs should we lose customer contracts in any fiscal quarter with EBITDA contribution of $5 million or more (net of anticipated contribution from new contracts). In addition, the holders of the Series B Shares agreed to vote their shares of Series B Shares in favor of a proposal to amend our certificate of incorporation to increase the authorized number of shares of our common stock.

     * EXISTING LETTERS OF Credit. Pursuant to the amended credit facility, two letters of credit issued pursuant to the original credit facility will be reissued or extended, in aggregate face amount up to a maximum of $3.5 million, for letter of credit fees aggregating 1 7/8% per annum. A third letter of credit, in the amount of $2.6 million which previously was drawn by its beneficiary, will be reissued subject to application of the funds originally drawn in reduction of the principal balance of the facility and payment of a letter of credit fee equal to 7% per annum.

TRANSFERABILITY

     The Series B Shares are not qualified for trading on the Nasdaq Stock Market or any other exchange. In addition, because the Series B Shares were issued in a transaction exempt from registration under the Securities Act of 1933, such shares are subject to transfer restrictions under applicable securities laws. Conversion of the Series B Shares into shares of our common stock will make it easier for their holders to sell such shares in the future. In general, under Rule 144 of the Securities Act of 1933, as currently in effect, a person (or persons whose shares are required to be aggregated) who has beneficially owned shares for at least one year is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of (i) 1% of the then outstanding shares of common stock, or (ii) the average weekly trading volume in the common stock during the four calendar weeks preceding the date on which notice of such sale is filed, subject to certain restrictions. In addition, a person who is not deemed to have been our affiliate at any time during the 90 days preceding a sale, and who has beneficially owned the shares proposed to be sold for at least two years, would be entitled to sell such shares under Rule 144(k) without regard to the volume limitations described above.

VOTE REQUIRED

     The affirmative vote of 66 2/3% of the outstanding combined voting power of the common and preferred shares, and the affirmative vote of a majority of the shares of our outstanding common stock (voting as a separate class), present in person or represented by proxy at the Annual Meeting and entitled to vote is required to amend our certificate of incorporation to increase the authorized number of shares of our common stock. Because shares represented by abstentions and broker non-votes are considered outstanding, as a practical matter, abstentions and broker non-votes will have the same effect as a vote against the proposed amendment. At the annual meeting, and any other meeting of our stockholders prior to the conversion of the Series B Shares, the holders of the Series B Shares have agreed to vote their shares for the proposal to amend our certificate of incorporation to increase the authorized number of shares of our common stock. If the amendment is approved, we will file an amendment with the Secretary of State of the State of Delaware to our certificate of incorporation that reflects the amendment.

RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors recommends a vote "for" the approval of the amendment to our certificate of incorporation to increase the number of shares our common stock from 23,000,000 to 29,000,000.

                                    PROPOSAL
                            TO APPROVE THE AMENDMENT
                       TO THE EMPLOYEE STOCK PURCHASE PLAN

     We have adopted an Employee Stock Purchase Plan, or ESPP, which allows our eligible employees to purchase shares of common stock at annual or semi-annual intervals through periodic payroll deductions. The ESPP is intended to promote superior levels of performance from, and to encourage stock ownership by, our eligible employees by increasing their interest in our success. The ESPP is designed to meet this goal by offering financial incentives for employees to purchase our common stock, thereby increasing the interest of employees in pursuing our long-term growth, profitability, and financial success. Currently, we have reserved 2,150,000 shares of common stock for this purpose. As of November 30, 2002, we had issued 1,640,096 shares of common stock under the ESPP. The ESPP has been approved by the holders of our common stock.

     On October 1, 2002, our board approved an amendment to the ESPP to increase the number of shares reserved under the ESPP by 1,800,000 shares of common stock to a total of 3,950,000 shares. The increase in the number of shares reserved under the ESPP is conditioned upon the approval by our stockholders of the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock. If the proposal to amend our certificate of incorporation is not approved by the stockholders, we will not increase the number of shares reserved under the ESPP, regardless of whether the proposal to increase the number of shares of common stock reserved under the ESPP is approved.

     The total number of shares of our common stock currently reserved for issuance under the ESPP is 2,150,000, of which 509,904 are available for future issuance. These are not enough shares to meet anticipated demand through increased participation in the ESPP. Therefore, we are seeking stockholder approval to increase the number of shares of common stock reserved for issuance under the ESPP by 1,800,000. If the proposed amendment is approved, the total number of shares of our common stock reserved for issuance under the ESPP will be 3,950,000. The number of shares of our common stock reserved for issuance under the ESPP, as amended by this proposal, is anticipated to be sufficient to meet our requirements for at least the next 18 months.

SUMMARY OF THE ESPP

     The essential features of the ESPP are outlined below.

     PURPOSE. The purpose of the ESPP is to provide our employees who participate in the ESPP with an opportunity to purchase our common stock at a discount through payroll deductions.

     ADMINISTRATION. The ESPP is currently being administered by a committee appointed by our board. All questions of interpretation or application of the ESPP are determined in the sole discretion of the committee, and its decisions are final and binding upon all participants. Members of our board do not receive additional compensation for their services in connection with the administration of the ESPP.

     ELIGIBILITY. Any person who is employed by us (or by any of our majority-owned subsidiaries designated by our board) for at least 30 consecutive days is eligible to participate in the ESPP. As of the record date, approximately 8,343 employees were eligible to participate in the ESPP and approximately 337 of those were participating.

     OFFERING DATES. The ESPP is implemented through 10 annual offerings beginning on the first day of July in each of the years 1994 through 2003, with each offering terminating on June 30 of the following year, provided that the annual offering may be divided into two six-month offerings commencing on July 1 and January 1, respectively, and terminating six months after such commencement date. The ESPP is currently implemented by consecutive 6-month offering periods beginning July 1 and January 1, and ending December 31 and June 30, respectively, during each annual offering period.

     Eligible employees become participants in the ESPP by completing and delivering enrollment forms, including a purchase agreement and payroll deduction authorization. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period.

     PURCHASE PRICE. The purchase price per share at which shares are purchased under the ESPP is the lower of (a) 85% of the closing price of a share of our common stock on the enrollment date during an offering period or (b) 85% of the closing price of a share of our common stock on the termination date of such offering period.

     PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. ESPP shares are purchased with funds that are accumulated through payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the ESPP to include the salary or regular straight time rate as of each payday during the offering period, but exclusive of other compensation. A participant may increase or decrease the rate of payroll deductions at any time in whole percentage point increments (but not below 1%), and such increases or decreases become effective only at the start of a subsequent offering period.

     All payroll deductions are credited to the participant's account under the ESPP; no interest accrues on the payroll deductions.

     PURCHASE OF STOCK; EXERCISE OF OPTION. At the beginning of each offering period, each participating employee is in effect granted an option to purchase shares of our common stock. The maximum number of shares placed under option to a participant in an offering period is determined by dividing the participant's accumulated payroll deductions during the purchase period by 85% of the fair market value of our common stock at the beginning of the offering period or on the termination date of the offering period, whichever is lower. Under no circumstances may an employee make aggregate purchases of our common stock under the ESPP and any other employee stock purchase plans qualified as such under
Section 423(b) of the Internal Revenue Code in excess of $25,000 (determined using the fair market value of the shares at the time the option is granted) during any calendar year.

     WITHDRAWAL. A participant may terminate his or her participation in the ESPP at any time by signing and delivering to us a notice of withdrawal from the ESPP, but no later than five days prior to the termination date of an offering period. All of the participant's accumulated payroll deductions will be paid to the participant promptly after receipt of his or her notice of withdrawal and his or her participation in the current offering period will be automatically terminated. No resumption of payroll deductions will occur on behalf of such participant unless such participant re-enrolls in the ESPP by delivering to us a new subscription agreement during the applicable open enrollment period preceding the commencement of a subsequent offering period. A participant's withdrawal from the ESPP during an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods under the ESPP.

     TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death subsequent to termination of employment, to the person's designated beneficiary. In the case of death of the former employee, the beneficiary may elect to have funds remain in the participant's account until the next purchase date and the shares purchased with the funds will be forwarded to the beneficiary.

     CAPITAL CHANGES. If any change occurs with respect to our capitalization, such as stock splits or stock dividends, which results in an increase or decrease in the number of shares of our common stock outstanding without receipt of consideration by us, we will make appropriate adjustments in the number of shares subject to purchase and in the purchase price per share under the ESPP, subject to any required action by our stockholders. In the event of our proposed dissolution or liquidation, the offering period then in progress will terminate immediately, unless otherwise provided by our board. In the event of the proposed sale of all or substantially all of our assets or our merger with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation, unless our board determines, in its discretion, to accelerate the exercisability of all outstanding options under the ESPP. Our board may also make provisions for adjusting the number of shares subject to the ESPP and the purchase price per share we effect one or more reorganizations, recapitalizations, rights offerings or other increases or reduction of the shares of our outstanding common stock.

     AMENDMENT AND TERMINATION OF THE ESPP. The ESPP provides for annual offerings (which may be divided into semi-annual offerings as described above) beginning on the first day of July in each of the years 1994 through 2003 and ending on June 30 of the following year. Our board has power and authority to terminate or amend the ESPP. Our board may not, without the approval of our stockholders (i) increase the maximum number of shares of our common stock which may be issued under the ESPP, or (ii) amend the requirements as to the class of employees eligible to purchase our common stock under the ESPP. No termination, modification, or amendment of the ESPP may, without the consent of any affected employee, adversely affect the rights of such employee under such option.

     CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION. The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the offering date and more than one year after the purchase date, the lesser of: (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or any loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Different rules may apply with respect to participants subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the two holding periods described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and us with respect to the purchase of shares under the ESPP, is not intended to be complete, and does not discuss the income tax laws of any municipality, state or foreign country.

     PARTICIPATION IN THE ESPP. Participation in the ESPP is voluntary and dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. The following table sets forth certain information regarding shares purchased under the ESPP during the last fiscal year and the payroll deductions accumulated at the end of the last fiscal year in accounts under the ESPP for each of the officers listed in the Summary Compensation Table, for all current executive officers as a group and for all other employees who participated in the ESPP as a group.

                              AMENDED PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN

Name of Individual or                      Number of Shares
Identity of Group and Position               Purchased (#)   Dollar Value ($)(1)
------------------------------               -------------   -------------------

Randall L. Harmsen
Vice President of Finance                       57,725          $  18,499.83

All current executive officers as a group       57,725          $  18,499.83

All non-executive directors as a group(2)           --          $         --

All other employees as a group                 764,865          $ 247,051.39

----------
(1) Market value of shares on date of purchase, minus the purchase price under the ESPP.
(2) Per the terms of the ESPP, non-executive directors are not eligible to participate.

REASONS FOR AND EFFECT OF THE PROPOSED AMENDMENT

     Our board believes that the approval of the proposed amendment to the ESPP is necessary to achieve the purposes of the ESPP and to promote the welfare of our Company and our stockholders generally. Our board believes that the proposed amendment to the ESPP will aid our Company in attracting and retaining officers and key employees and motivating such persons to exert their best efforts on behalf of our Company. In addition, we expect that the proposed amendment will further strengthen the identity of interests of the officers and key employees with that of the stockholders.

APPROVAL BY STOCKHOLDERS OF THE AMENDMENT TO THE ESPP

     Approval of the amendment to the ESPP will require the affirmative vote of the holders of a majority of the outstanding combined voting power of the common and preferred shares present in person or by proxy at the Annual Meeting and entitled to vote. Shares represented by abstentions are considered present with respect to the proposal and thus will have the same practical effect as a vote against the proposed amendment, while shares represented by broker non-votes are not counted for purposes of determining whether the proposed amendment has been approved. The proposal to increase the number of shares under our ESPP is conditioned upon the approval of the proposal to amend our certificate of incorporation. If the amendment to the ESPP is not approved by the stockholders, the ESPP will remain in effect as previously adopted.

     The Board of Directors recommends that stockholders vote in favor of increasing the number of shares of our common stock that may be purchased pursuant to the ESPP from 2,150,000 shares to 3,950,000 shares.

                             INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed PwC, independent accountants, to audit our consolidated financial statements for the fiscal year ending June 30, 2003. PwC served as our independent accountants for the fiscal year ended June 30, 2002. Notwithstanding the appointment, the board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the board feels that such a change would be in the Company's best interest.

     We believe a representative of PwC will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

            CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANT ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

     On January 2, 2002, we dismissed Arthur Andersen LLP ("Andersen") as our independent public accountants as reported on the Form 8-K dated January 2, 2002. The decision to change our accounting firm was recommended and approved by the Audit Committee of our board and approved by our board.

     During the two most recent fiscal years ended June 30, 2000 and 2001 and the subsequent interim reporting period from the last audit date of June 30, 2001, through and including the termination date of January 2, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure. Additionally, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during such periods, except that Andersen issued a letter dated October 31, 2000 summarizing material weaknesses in certain aspects of our internal controls that were noted during Andersen's audit of our financial statements for the fiscal year ended June 30, 2000. The letter recommended examination and augmentation, as appropriate, of certain aspects of our internal control procedures, including the following: (1) our reserve analysis for the allowance for doubtful accounts, including the quarterly procedures to be performed in the reserve analysis and the involvement of additional management personnel in such analysis; (2) our assessment of asset realization, including our application of relevant accounting pronouncements, and the involvement of additional field operational personnel in such assessment on a quarterly basis; (3) our risk management function, including its analysis, documentation, and procedures related to workers' compensation and general liability reserves; and (4) our compliance with documentation and billing procedures, including training, supervision, and internal audit functions pertaining to such procedures. The Audit Committee of our board, the board, and management discussed the recommendations with Andersen. We have taken steps to address each internal control recommendation. Although Andersen provided us with a summary of internal control recommendations developed in connection with the audit of our financial statements for the fiscal year ended June 30, 2001, none of the underlying conditions were determined by Andersen to represent material weaknesses. We authorized Andersen to respond fully to any inquiries of PwC concerning the internal control recommendations.

     The report of Andersen on our financial statements for each of the fiscal years ended June 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of Andersen on our financial statements for each of the fiscal years ended June 30, 2000 and 2001 was modified as to the uncertainty related to our ability to continue as a going concern.

     On February 4, 2002, we formally engaged PwC as our independent public accountants. The decision to change accounting firms was approved by the Audit Committee of our board and approved by our board.

     We did not consult with PwC during the last two fiscal years ended June 30, 2002 and 2001 or during the subsequent interim reporting period from the last audit date of June 30, 2001, through and including the engagement date of February 4, 2002, on either the application of accounting principles or the type of opinion PwC might issue on our financial statements.

     We requested Andersen to furnish a letter addressed to the SEC stating whether Andersen agrees with our statements above. A copy of this letter addressed to the SEC, dated January 9, 2002, is filed as an exhibit to the Form 8-K filed by us on January 9, 2002.

                       DEADLINE FOR RECEIPT OF STOCKHOLDER
                       PROPOSALS; DISCRETIONARY AUTHORITY

     Any stockholder who intends to present a proposal at the annual meeting of stockholders for the year ending June 30, 2003 and have it included in our proxy materials for that meeting must deliver the proposal to us for our consideration no later than September __, 2003 and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

     In addition, under our bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as a director or to introduce an item of business at the annual meeting of stockholders following fiscal year 2003. Under these procedures, a notice setting forth information specified in the bylaws must be received by us no later than (i) 60 days prior to the annual meeting if such meeting is held between February 2, 2004 and March 3, 2004; (ii) 90 days prior to the annual meeting if such meeting is held on or after March 3, 2004; or (iii) if the 2003 annual meeting is held on another date, on or before the close of business on the 15th day following the date of public disclosure of the date of such meeting.

     Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals properly presented at the Annual Meeting, except in circumstances where (i) we receive notice of the proposed matter prior to the deadline set forth in our Bylaws; and (ii) the proponent complies with the other requirements set forth in Rule 14a-4. We did not receive notice of any stockholder proposal prior to such deadline; therefore, no stockholder proposal may be properly presented at the Annual Meeting.

                         HOUSEHOLDING OF PROXY MATERIALS

     In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies.

     If you are currently receiving multiple copies of our proxy statement and Annual Report at your address and would like to request householding of your communications, please contact your broker. Once you have elected householding of your communications, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Rural/Metro Corporation, 8401 E. Indian School Road, Scottsdale, AZ 85251, Attn: General Counsel.

                                  OTHER MATTERS

     We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


Scottsdale, Arizona
January __, 2003

                                                     COMPANY NUMBER:
                                                     CONTROL NUMBER:

                             RURAL/METRO CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            RURAL/METRO CORPORATION
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 3, 2003
                AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF

     The undersigned stockholder of Rural/Metro Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company and hereby appoints Jack E. Brucker and John S. Banas, III, and each or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of RURAL/METRO CORPORATION to be held at Company's corporate headquarters at 8401 East Indian School Road, Scottsdale, Arizona, on Monday, March 3, 2003, at 3:00 p.m., Phoenix, Arizona time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock and/or Preferred Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS  PROXY  WILL BE VOTED AS  DIRECTED  OR, IF NO  CONTRARY  DIRECTION  IS
INDICATED, FOR THE NOMINEES IN PROPOSAL 1; FOR THE PROPOSAL TO AMEND THE CERTFICATE OF INCORPORATION; FOR THE INCREASE IN THE EMPLOYEE STOCK PURCHASE PLAN; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     THERE ARE THREE WAYS TO PROVIDE YOUR PROXY:

     BY TELEPHONE                                                         BY INTERNET

     * Quick                                                              * Quick
     * Easy                                                               * Easy
     * Immediate                                                          * Immediate

     Call Toll-Free on any Touch-Tone Phone

     Follow these easy steps:                                             Follow these easy steps:

     1.   Read the  accompanying  Proxy  Statement and Proxy              1.   Read the accompanying Proxy Statement and Proxy
          Card                                                                 Card

     2.   Call  the  toll-free  number  1-800-690-6903.  Not              2.   Go to the Website http://www.proxyvote.com
          available  to  stockholders  residing  outside the
          United States.  Stockholders  residing outside the
          United States are urged to use the Internet.

     3.   Have your voting  instruction  card available when              3.   Have your voting  instruction  card available when
          you call.                                                            you access the Website.

     4.   You will be prompted to enter your Control  Number              4.   You will be prompted to enter your Control  Number
          (located above)                                                      (located above).

     5.   Follow the simple  instructions  of the  automated              5.   Follow the instructions provided.
          attendant.

     CALL 1-800-690-6903 ANYTIME                                          GO TO HTTP://WWW.PROXYVOTE.COM

     BY MAIL

     Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided.

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                               PLEASE DETACH HERE.

     1.   ELECTION OF DIRECTORS

     [ ]  FOR all nominees listed below (except as indicated)
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

          If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

               Louis G. Jekel                     William C. Turner

     2. PROPOSAL TO APPROVE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

                    [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

     3. PROPOSAL TO APPROVE AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK THAT MAY BE PURCHASED PURSUANT TO THE PLAN FROM 2,150,000 SHARES TO 3,950,000 SHARES.

                    [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

     and upon such other matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

                              A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated: _____________________

                              SIGNATURES:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

                              (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

                                                                      APPENDIX A
                                                   (Not Part of Proxy Statement)

                             RURAL/METRO CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                       AS AMENDED THROUGH JANUARY 1, 2002


                                    ARTICLE I

                                     PURPOSE

     1.1 NAME. This Stock Purchase Plan shall be known as the Rural/Metro Employee Stock Purchase Plan (the "Plan").

     1.2 PURPOSE. The Plan is intended to provide a method whereby employees of Rural/Metro Corporation, a Delaware corporation (the "Company"), and one or more of its Subsidiary Corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

     1.3 QUALIFICATION. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II

                                   DEFINITIONS

     2.1 ADMINISTRATOR. "Administrator" shall mean the Company, which shall administer the Plan in accordance with Article XI.

     2.2 BASE PAY. "Base Pay" shall mean the actual salary and/or wages paid to an Employee as of each pay date, excluding shift premiums, bonuses, "skilled-based" pay, and other special payments, commissions (unless such commissions represent the primary source of compensation, as determined by the Administrator) and other marketing incentive payments.

     2.3 EMPLOYEE. "Employee" shall mean any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

     2.4 PARTICIPATING COMPANY. "Participating Company" shall mean the Company and such Subsidiary Corporation as may be designated from time to time by the Board of Directors of the Company.

     2.5 STOCK. "Stock" shall mean the Common Stock of the Company, par value one cent ($.01).

     2.6 SUBSIDIARY CORPORATION. "Subsidiary Corporation" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as that term is defined in Code section 424.

                                   ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 INITIAL ELIGIBILITY. Any Employee who shall have completed 30 days of continuous employment with a Participating Company and is employed by a Participating Company on the date such Employee's participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such 30 day employment period has concluded. Any Corporation which becomes a Subsidiary Corporation after the initial Offering Commencement Date shall become a Participating Company only upon the decision of the Board of Directors of the Company to designate such Subsidiary Corporation as a Participating Company and to extend the benefits of the Plan to its eligible Employees. For any Subsidiary Corporation which becomes a Participating Company in the Plan after July 1, 1994, a subsequent effective date shall be designated with respect to its participation by the eligible Employees of such Participating Company.

     3.2 LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by a Participating Company of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate as Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

     3.3 RESTRICTIONS ON PARTICIPATION. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

          (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

          (b) which permits such Employee's rights to purchase stock under all Employee stock purchase plans of the Company and all Participating Companies to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     3.4 COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant by completing the enrollment forms prescribed by the Administrator (including a purchase agreement and a payroll deduction authorization) and filing such forms with the designated office of the Company prior to the Offering Commencement Date for the next scheduled Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the next scheduled Offering Commencement Date when such Employee's authorization for a payroll deduction becomes effective and shall continue in effect for the term of this Plan, except to the extent such payroll deduction becomes effective and shall continue in effect for the term of this Plan, except to the extent such payroll deduction is changed in accordance with this Section 3.4 or terminated in accordance with Article VIII. The participant may, at any time, increase or decrease the rate of the participant's payroll deduction by filing the appropriate form with the designated office of the Company. The new rate shall become effective as of the next applicable Offering Commencement Date.

                                   ARTICLE IV

                                    OFFERINGS

     4.1 ANNUAL OFFERINGS. The Plan will be implemented by up to 10 annual offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of July in each of the years 1994 through 2003, with each Offering terminating on June 30 of the following year, provided, however, that each annual Offering may, in the discretion of the Administrator exercised prior to the commencement thereof, be divided into two six-month Offerings commencing respectively, on July 1 and January 1 and terminating six months thereafter. The total number of shares issuable under the Plan shall be 2,150,000. As used in the Plan, "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 31 as the case may be, on which the particular Offering terminates. The Administrator may, prior to the Offering Commencement Date of an Offering, specify a number of shares to be made available for that Offering.

                                    ARTICLE V

                               PAYROLL DEDUCTIONS

     5.1 PERCENTAGE OF PARTICIPATION. At the time an Employee files authorization for payroll deduction and becomes a participant in the Plan, the Employee shall elect to have deductions made from the Employee's pay on each pay date occurring during the time the Employee is a participant in an Offering. Such deductions shall be an amount equal to the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10 percent (as elected by the Employee) times such Employee's Base Pay for each pay date occurring during such Offering ("Participation Amount"); provided, however, that prior to any Offering Commencement Date, the Administrator shall have the discretion to limit deductions to less than 10 percent (but no less than 5 percent) for any Offering.

     5.2 PARTICIPANT'S ACCOUNT. All payroll deductions made for a participant shall be credited to such Employee's account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4.

     5.3 CHANGES IN PAYROLL DEDUCTIONS. A participant may discontinue participation in the Plan as provided in ARTICLE VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of such participant's payroll deductions for that Offering.

     5.4 LEAVE OF ABSENCE. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in such participant's account pursuant to Section 8.1 hereof, or (b) to discontinue contributions to the Plan but remain a participant in the Plan, or remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payment to the Plan at the end of each payroll period to the extent that amount payable by the Participating Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                                   ARTICLE VI

                               GRANTING OF OPTION

     6.1 NUMBER OF OPTION SHARES. On each Offering Commencement Date, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Stock of the Company equal to the Participation Amount (as defined in Section 5.1 hereof) divided by the Option Price of the stock of the Company on the applicable Offering Commencement Date, determined as provided in Section 6.2 hereof.

     6.2 OPTION PRICE. The Option Price of Stock purchased with payroll deductions made during each Offering for a participant therein shall be 85 percent of the closing price of the Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ Nation Market; provided, however, that for Offerings that commence on or after January 1, 1998, the Option Price shall be the lower of (a) 85 percent of the closing price of the Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ Nation Market; or (b) 85 percent of the closing price of the Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market.

                                   ARTICLE VII

                               EXERCISE OF OPTION

     7.1 AUTOMATIC EXERCISE. Unless a participant gives written notice to the Company as hereinafter provided, such participant's option for the purchase of stock granted under Section 6.1 hereof will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Stock which the accumulated payroll deduction in such Employee's account at that time will purchase at the applicable Option Price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.1 hereof), and any excess in such Employee's account at that time will be returned to the participant.

     7.2 FRACTIONAL SHARES. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be, at the option of the Administrator, either (a) returned (without interest) to any Employee promptly following the termination of an Offering, or (b) added to the Participation Amount and held for the purchase of Stock in connection with the next Offering; provided, however, that such amount (without interest) shall be refunded to any Employee who provides the Company with a written request for a refund prior to the use of such amount to purchase Stock at the end of the next Offering.

     7.3 TRANSFERABILITY OF OPTION. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

     7.4 DELIVERY OF STOCK. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the Stock purchased upon exercise of such Employee's option. All Stock delivered to each participant will contain a restriction stating that such Stock is restricted from being transferred for a period of one year from the date of issuance unless the Administrator otherwise consents. It is not the intention of the Administrator to consent to transfers except in extraordinary situations such as upon the death of a participant. The Administrator may withhold its consent to any such transfer in its absolute and sole arbitrary discretion. Any transfer in violation of the legend placed on each such stock certificate shall be void ab initio. In no event, however, shall stock be forfeited for violation of the transfer restriction.

                                  ARTICLE VIII

                                   WITHDRAWAL

     8.1 IN GENERAL. At any time prior to the last five days of an Offering period, a participant may withdraw payroll deductions credited to such participant's account under the Plan by giving written notice to the designated office of the Company, which withdrawal notice shall be in form and substance as decided by the Administrator. All of the participant's payroll deductions credited to the participant's account will be paid to the participant promptly after receipt of such participant's notice of withdrawal, and no further payroll deductions will be made from the participant's pay during such Offering or during any subsequent Offering unless an Employee re-enrolls as provided in
Section 8.2 hereof. The Company may, at its option, treat any attempt by a participant to borrow on the security of such participant's accumulated payroll deductions as an election to withdraw such deductions.

     8.2 EFFECT ON SUBSEQUENT PARTICIPATION. A participant's withdrawal from any Offering will not have any effect upon such Employee's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company. In order to be eligible for a subsequent Offering, however, a participant who has withdrawn from an Offering must satisfy the requirements of Section 3.4 hereof prior to the Offering Commencement Date of the next succeeding Offering.

     8.3 TERMINATION OF EMPLOYMENT. Upon termination of the participant's employment for any reason during an Offering period, including retirement (but excluding death or permanent disablement while in the employ of the Company or continuation of a leave of a absence for a period beyond 90 days), the payroll deductions credited to such Employee's account for that Offering period will be returned to the Employee, or, in the case of the Employee's death subsequent to the termination of such Employee's employment, to the person or persons entitled thereto under Section 12.1 hereof.

     8.4 TERMINATION OF EMPLOYMENT DUE TO DEATH. Upon termination of the participant's employment during an Offering period because of death or permanent disablement, the participant or participant's beneficiary (as defined in Section
12.1 hereof) shall have the right to elect, by written notice given to the designated office of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the termination of the participant's employment, either:

          (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

          (b) to exercise the participant's option on the next Offering Termination Date and purchase the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's cessation of employment will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

In the event that no such written notice of election shall be duly received by the designated office of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

     8.5 LEAVE OF ABSENCE. A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 5.5 hereof, continue to be a participant in the Plan so long as such participant in on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE IX

                                    INTEREST

     9.1 PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant Employee including any interest paid on any and all money which is distributed to an Employee or such Employee's beneficiary pursuant to the provisions of Sections 8.1, 8.3, 8.4 and 10.1 hereof.

                                    ARTICLE X

                                      STOCK

     10.1 MAXIMUM SHARES. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof, shall be 2,150,000 shares. If the total number of share for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as the Administrator shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to such participant as promptly as possible.

     10.2 PARTICIPANT'S INTEREST IN OPTION STOCK. The participant will have no interest in stock covered by such Employee's option until such option has been exercised.

     10.3 REGISTRATION OF STOCK. Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the designated office of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, in the form and manner permitted by applicable law.

     10.4 RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange or the NASDAQ National Market, and that either:

          (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

          (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is such Employee's intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI

                                 ADMINISTRATION

     11.1 AUTHORITY OF ADMINISTRATOR. Subject to the express provisions of the Plan, the Administrator shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator's determination on the foregoing matters shall be conclusive. The Administrator may delegate its authority as it deems desirable and/or necessary.

                                   ARTICLE XII

                                  MISCELLANEOUS

     12.1 DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any Stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the designated office of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by who he has been designated, acquire any interest in the Stock or cash credit to the participant under the Plan.

     12.2 TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article VIII.

     12.3 USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     12.4 ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

          (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split (whether or not effected in the form of a stock dividend), reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Administrator in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of share which may be offered in the Offerings described in
Article IV hereof shall also be proportionately adjusted.

          (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporation as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Company's Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

     12.5 AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to Section 12.4 hereof); or (ii) amend the requirements as to the class of Employees eligible to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such option.

     12.6 EFFECTIVE DATE. The original Plan was effective as of July 1, 1994 and was thereafter approved by the holders of the majority of the Common Stock present and represented at the annual meeting of the shareholders held on

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December 8, 1994. The Plan was  subsequently  amended (on several  occasions) to increase the number of shares issuable under the Plan. This most recent amendment and restatement (which does not increase the number of shares issuable under the Plan) is effective January 1, 2002.

     12.7 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

     12.8 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

     12.9 GOVERNING LAW. The law of the State of Arizona will govern all matters relating to the Plan except to the extent it is superceded by the laws of the United States.

                                        RURAL/METRO CORPORATION,
                                        a Delaware corporation


                                        By: ________________________________

                                        Its: _______________________________

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